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                                                                   Exhibit 99.3

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report of Avery Communications, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick J. Haynes, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick J. Haynes, III
--------------------------
Patrick J. Haynes, III
Chief Executive Officer
December 16, 2002